EXHIBIT A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Mar-99
Current Calculation Date       9-Mar-99
Previous Payment Date          16-Feb-99
Previous Calculation Date      9-Feb-99

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1. Account Activity Summary between Calculation Dates

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                                    Prior          Deposits     Withdrawals     Balance on
                                   Balance                                    Calculation Date
                                   9-Feb-99                                      9-Mar-99

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
Expense Account                    2,575,622.11   2,389,360.52  (2,789,963.48)  2,175,019.15
Collection Account                10,417,007.67  11,310,948.31 (10,417,007.00) 11,310,948.98
Aircraft Purchase Account                     -              -              -              -
Liquidity Reserve cash balance    25,000,000.00              -              -  25,000,000.00
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Total                             37,992,629.78  13,700,308.83 (13,206,970.48) 38,485,968.13
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

2. Analysis of Expenses Account Activity

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
Opening Balance on Previous Calculation Date                                    2,575,622.11
Transfer from Collection Account on previous Payment Date                       1,879,025.00
Permitted Aircraft Accrual                                                        400,000.00
Interim Transfer from Collection Account                                          100,000.00
Interest Income                                                                    10,335.52
Balance on current Calculation Date
 - Payments on previous payment date                                             (543,206.00)
 - Interim payments                                                            (2,232,897.48)
 - other                                                                          (13,860.00)
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Balance on current Calculation Date                                             2,175,019.15

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

3. Analysis of Collection Account Activity

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
Opening Balance on Previous Calculation Date                                   10,417,007.67
Collections during period
 - lease rentals                                                                9,602,614.00
 - maintenance reserves                                                           971,510.00
 - other leasing income                                                           700,200.00
 - interest income                                                                122,763.91
 - interim transfer from Expense A/C                                               13,860.40
Transfers from Aircraft Purchase Account                                                   -
Drawings under Credit or Liquidity Enhancement Facilities                                  -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                     -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                     (1,879,025.00)
 - Permitted Aircraft Modifications                                              (400,000.00)
Net Swap payments on previous Payment Date                                       (786,382.00)
Aggregate Note Payments on previous Payment Date                               (7,351,600.00)
Interim Transfer to Expense Account                                              (100,000.00)

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Balance on current Calculation Date                                            11,310,948.98
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

Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                               15,000,000.00
Second Collection Account Reserve                                              10,000,000.00
Morgan Stanley Facility                                                        10,000,000.00
ILFC Facility
   - Letter of Credit                                           10,000,000.00
   - Cash Security Deposits                                     20,233,351.00  30,233,351.00
                                                                              ---------------
Liquidity Reserve Amount                                                       65,233,351.00
                                                                              ---------------
Minimum Liquidity Reserve Amount                                               15,000,000.00
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

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Mar-99
Current Calculation Date               9-Mar-99
Previous Payment Date                  16-Feb-99
Previous Calculation Date              9-Feb-99

---------------------------------------                  -------------------------------------------------------
Balance in Collection Account                                                                     11,310,948.98
Liquidity Reserve Amount                                                                          65,233,351.00
                                                                                              ==================
Available Collections                                                                             76,544,299.98
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)

----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions
(I)          Required Expense Amount                                                               4,264,245.61
(II)  a)     Class A Interest but excluding Step-up                                                2,593,588.19
      b)     Swap Payments other than subordinated swap payments                                   1,100,434.50
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        393,316.35
(vi)         Class B Minimum principal payment                                                       313,148.82
(vii)        Class C Interest                                                                        575,000.00
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     50,233,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                                      -
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        1,273,715.52
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          76,544,299.98
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         65,233,351.00

                                                                                              ==================
                                                                                                  11,310,948.98

                                                                                              ==================

--------------------------------------------------------------------------------
                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                    15-Mar-99
Current Calculation Date                9-Mar-99
Previous Payment Date                   16-Feb-99
Previous Calculation Date               9-Feb-99

----------------------------------------                ------------------------

4. Payments on the Notes by Subclass

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                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1
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
Applicable LIBOR                               4.93563%        4.93563%        4.93563%
Applicable Margin                               0.2100%         0.3500%         0.6500%
Applicable Interest Rate                       5.14563%        5.28563%        5.58563%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                27              27              27
Interest Amount Payable                    1,543,689.00    1,049,899.19      393,316.35
Step-up Interest Amount Payable                       -        NA              NA
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Total Interest Paid                        1,543,689.00    1,049,899.19      393,316.35
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Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98

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Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  264,843,657.71   93,887,671.32
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Extended Pool Factors                           100.00%          91.49%         100.00%
expected Pool Factors                           100.00%          86.56%          96.07%
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Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    1,273,715.52      313,148.82
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Total Principal Distribution Amount                   -    1,273,715.52      313,148.82
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Redemption Amount
- amount allocable to principal
- amount allocable to premium

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Closing Outstanding Principal Balance    400,000,000.00  263,569,942.19   93,574,522.50
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      575,000.00      797,500.00

------------------------------------------------------------------------
Total Interest Paid                          575,000.00      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00

------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
---------------------------
------------------------------------------------------------------------
Total Principal Distribution Amount                   -               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance    100,000,000.00  110,000,000.00

------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                              15-Mar-99
Current Calculation Date                          9-Mar-99
Previous Payment Date                             16-Feb-99
Previous Calculation Date                         9-Feb-99

--------------------------------------------------                --------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                        15-Mar-99
End of Interest Accrual Period                          15-Apr-99
Reference Date                                          11-Mar-99

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                                     A-1             A-2             B-1

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Applicable LIBOR                      4.93875%        4.93875%        4.93875%
Applicable Margin                      0.2100%         0.3500%         0.6500%
Applicable Interest Rate              5.14875%         5.2888%         5.5888%
Actual Pool Factor                     100.00%          77.52%          93.57%

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Fixed Rate Notes                     C-1             D-1

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Actual Pool Factor                     100.00%         100.00%

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6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

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(a) Floating Rate Notes                A-1             A-2             B-1
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Opening Outstanding Principal Balance 100,000.00       77,895.19       93,887.67
Total Principal Payments                       -          374.62          313.15
Closing Outstanding Principal Balance 100,000.00       77,520.57       93,574.52

Total Interest                            385.92          308.79          393.32
Total Premium                                  -               -               -

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(b) Fixed Rate Notes                                 C-1             D-1
--------------------------------------------------------------------------------
Opening Outstanding Principal Balance               100,000.00      100,000.00
Total Principal Payments                                     -               -
Closing Outstanding Principal Balance               100,000.00      100,000.00

Total Interest                                          575.00          725.00
Total Premium                                                -               -

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